Exhibit 99.1

AMENDMENT AND WAIVER, dated as of March 21, 2005 (this “Amendment”), among UNITED RENTALS, INC. (“Holdings”), UNITED RENTALS (NORTH AMERICA), INC. (the “U.S. Borrower”), UNITED RENTALS OF CANADA, INC. (“UR Canada”), UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC (“UR Nova Scotia (No. 1)” and, together with the U.S. Borrower and UR Canada, the “Borrowers”), the lenders party hereto, JPMORGAN CHASE BANK, N.A., as U.S. administrative agent (in such capacity, the “U.S. Administrative Agent”), and J.P. MORGAN BANK, TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent” and, together with the U.S. Administrative Agent, the “Administrative Agents”).

A. Reference is made to the Amended and Restated Credit Agreement dated as of February 13, 2004 (as previously amended, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrowers, the lenders party thereto, and the Administrative Agents. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. Holdings and the Borrowers have requested that the Required Lenders amend and waive certain provisions of the Credit Agreement. The Required Lenders are willing to agree to such amendment and waiver on the terms and subject to the conditions of this Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Section 1.01 of the Credit Agreement. Section 1.01 is amended by adding the following defined term in the appropriate alphabetical order:

“SEC Inquiry” means the inquiry by the Securities and Exchange Commission and other matters described (a) under the caption “SEC Non-public Fact Finding Inquiry” in the report of Holdings on Form 10-Q for the Fiscal Quarter ended September 30, 2004 and (b) in the report of Holdings on Form 8-K filed with the Securities and Exchange Commission on March 14, 2005.

SECTION 2. Amendment to Section 3.04 of the Credit Agreement. (a) Section 3.04(a) of the Credit Agreement is amended to add, at the end of the last sentence thereof, the following:

“, subject to any changes that may result from the SEC Inquiry (provided that any such changes are made, and delivered to the U.S. Administrative Agent and the

Lenders, within the time period allowed for delivery of audited financial statements for Fiscal Year 2004 pursuant to clause (i) of the proviso to clause (a) of Section 5.01).”

(b) Section 3.04(b) of the Credit Agreement is amended to add, at the end of the second sentence thereof, the following:

“and subject to any changes that may result from the SEC Inquiry (provided that any such changes are made, and delivered to the U.S. Administrative Agent and the Lenders, within the time period allowed for delivery of audited financial statements for Fiscal Year 2004 pursuant to clause (i) of the proviso to clause (a) of Section 5.01).”

SECTION 3. Amendment to Section 5.01 of the Credit Agreement. Section 5.01 is amended as follows:

(a) Clause (a) is hereby amended by inserting the following text at the end thereof:

; provided, that, (i) the financial statements, audit report and certificate from the chief financial officer required to be delivered pursuant to the foregoing provisions of this clause (a) for Fiscal Year 2004 shall be delivered as soon as available but no later than 180 days after the end of Fiscal Year 2004 and (ii) within 90 days after the end of Fiscal Year 2004, unaudited consolidated financial statements for Fiscal Year 2004 of Holdings (of the same scope as required by clause (b) below for quarterly financial statements) shall be delivered, together with a certificate from the chief financial officer of Holdings to the effect that, subject to any changes that may result from the SEC Inquiry, such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(b) Clause (b) is hereby amended by inserting the following text at the end thereof:

; provided, that, (i) with respect to the Fiscal Quarter ended March 31, 2005, the certificate from a Financial Officer required to be delivered pursuant to the foregoing provisions of this clause (b) may be qualified to the effect that it is subject to any changes that may result from the SEC Inquiry and (ii) as soon as available but no later than 135 days after the Fiscal Quarter ended March 31, 2005, such financial statements shall be delivered, together with the certificate from a Financial Officer described in the foregoing provisions of this clause (b), without the qualification described in (i) above;

(c) Clause (c) is hereby amended by inserting the text “(including any financial statements delivered pursuant to the provisos contained in clause (a) and (b))” before the text “, (i)”.

(d) Clause (d) is hereby amended by inserting the text “(other than unaudited financial statements delivered pursuant to the clause (a)(ii))” after the text “clause (a) above”.

SECTION 4. Waiver. (a) The undersigned Lenders hereby waive any Default arising under clause (g) of Article VII of the Credit Agreement to the extent, but only to the extent, any such Default results from a Reporting Violation (as defined below); provided, that such waiver shall terminate and cease to apply if (i) any Material Debt becomes due, or is declared to become due, or is required to be prepaid, repurchased, redeemed or defeased, prior to its stated maturity, in any such case as a result of a Reporting Violation, or (ii) the holder or holders of any Material Debt (or the requisite number or percentage in interest entitled to do so under the terms thereof, if applicable), or any trustee or agent on its or their behalf, (A) gives notice to Holdings or any Subsidiary of a Reporting Violation, if the effect of such notice is to entitle the holder or holders of such Material Debt, or any trustee or agent on its or their behalf, to exercise any material right or remedy (as determined by the Required Lenders), or to commence a grace or cure period upon the expiration of which any such right or remedy may be exercised if the Reporting Violation is continuing, or (B) otherwise commences the exercise of any material rights or remedies (as determined by the Required Lenders) that may be exercised based upon a Reporting Violation.

(b) For purposes hereof, the term “Reporting Violation” means any failure to comply with any provision of any agreement on instrument evidencing or governing the terms of any Material Debt that requires the delivery of financial statements for Holdings and its subsidiaries or the filing by Holdings of reports (or delivery by Holdings of reports required to be filed by it) with the Securities and Exchange Commission, to the extent such non-compliance results from the failure by Holdings to deliver audited financial statements for Fiscal Year 2004, or unaudited financial statements for the Fiscal Quarter ending March 31, 2005, or to file its report on 10-K for Fiscal Year 2004 or its report on 10-Q for the Fiscal Quarter, ending March 31, 2005, in each case within the time required.

SECTION 5. Representations and Warranties. Each of Holdings and the Borrowers hereby represents and warrants to and agrees with each Lender and the Administrative Agents that:

(a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

(b) As of the Amendment Effective Date, no Default has occurred and is continuing.

SECTION 6. Conditions to Effectiveness. This Amendment (including the waiver set forth in Section 4 above) shall become effective as of the date of the satisfaction in full of the following conditions precedent (the “Amendment Effective Date”):

(a) The U.S. Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of Holdings, the Borrowers and the Required Lenders.

(b) The U.S. Administrative Agent shall have received all other amounts due and payable under the Credit Agreement on or prior to the Amendment Effective Date, including, to the extent invoiced, all reasonable out-of-pocket costs and expenses of the Administrative Agents (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agents).

SECTION 7. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10. Expenses. Holdings and the Borrowers agree to reimburse the Administrative Agents for their out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agents.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

UNITED RENTALS, INC.,

by

Name:
Title:

UNITED RENTALS (NORTH AMERICA), INC.,

by

Name:
Title:

UNITED RENTALS OF CANADA, INC.,

by

Name:
Title:

UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC,

by

Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as U.S. Administrative Agent,

by

Name:
Title:

J.P. MORGAN BANK, TORONTO BRANCH, individually and as Canadian Administrative Agent,

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND

WAIVER DATED AS OF MARCH 21, 2005, TO

THE AMENDED AND RESTATED CREDIT

AGREEMENT DATED AS OF

FEBRUARY 13, 2004, AMONG UNITED

RENTALS, INC., UNITED RENTALS (NORTH

AMERICA), INC., UNITED RENTALS OF

CANADA, INC., UNITED RENTALS OF

NOVA SCOTIA (NO. 1), ULC, THE LENDERS

PARTY HERETO, JPMORGAN CHASE BANK,

N.A., AS U.S. ADMINISTRATIVE AGENT,

AND JPMORGAN CHASE BANK, TORONTO

BRANCH, AS A CANADIAN

ADMINISTRATIVE AGENT.

Name of Institution:

by
Name:
Title: